Exhibit 99.2

Form 3 Joint Filer Information

Name:	Carlyle Partners IV Knight, L.P.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 16, 2011

Signature:	CARLYLE PARTNERS IV KNIGHT, L.P.
By: TC Group IV, L.P., as its General Partner
By: TC Group IV Managing GP, L.L.C., as its General Partner
By: TC Group, L.L.C., as its Managing Member
By: TCG Holdings, L.L.C., as its Managing Member
	By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

Name:	TC Group IV, L.P.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 16, 2011

Signature:	TC GROUP IV, L.P.
By: TC Group IV Managing GP, L.L.C., as its General Partner
By: TC Group, L.L.C., as its Managing Member
By: TCG Holdings, L.L.C., as its Managing Member
	By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

Name:	TC Group IV Managing GP, L.L.C.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 16, 2011

Signature:	TC GROUP IV MANAGING GP, L.L.C.
By: TC Group, L.L.C., as its Managing Member
By: TCG Holdings, L.L.C., as its Managing Member
	By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director

Name:	TC Group, L.L.C.

Address:	c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, DC 20004-2505

Designated Filer:	TCG Holdings, L.L.C.

Issuer & Ticker Symbol:	Kinder Morgan, Inc. [KMI]

Date of Event Requiring Statement:	February 16, 2011

Signature:	TC GROUP, L.L.C.
By: TCG Holdings, L.L.C., as its Managing Member
	By:	/s/ R. Rainey Hoffman, attorney-in-fact
	Name:	David M. Rubenstein
	Title:	Managing Director